UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 8, 2022

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

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SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On June 8, 2022, Body and Mind Inc. (the “Company” or “BaM”) issued a news release to provide an update on growth of wholesale operations.

Ohio

Ohio manufacturing operations continue to expand with extracted product offerings including Body and Mind branded shatter, crumble, ambrosia and kief available at the Body and Mind Cleveland dispensary and in more than 10 other dispensaries across Ohio. The Company has recently received final approval for kitchen operations and anticipates bringing popular Nevada edible products including Pretzel Bites, Krispy Bites and Chocolate Bites to the Ohio market in the near term.

Arkansas

The Company has completed phenotyping of the new strains at the Arkansas cultivation, which have received excellent feedback in the market. As cultivation operations have ramped, the Company has been selling flower through the Body and Mind dispensary in West Memphis, Arkansas. The cultivation team has achieved a steady state of cultivation operations and wholesale of Body and Mind branded flower has commenced through numerous other dispensaries in Arkansas. The proprietary strains include G-Baby 99, Puppy Breath, Chem Dela Cake and Sundae Pie, all featuring strong terpene profiles. Body and Mind has also collaborated with renowned Arkansas extractors Dark Horse and Bold to offer Body and Mind branded shatter and crumble, which is available at the Body and Mind dispensary and other dispensaries in Arkansas. The Body and Mind dispensary has been offering home delivery in Arkansas and continues to see deliveries expanding.

California

Body and Mind has collaborated with Froot to create custom Body and Mind products including Body and Mind pre-rolls which are now available at all Body and Mind dispensaries in California. The Body and Mind pre-rolls feature quality flower in a custom branded BaM logoed 1 gram pre-rolled joint. The Company will continue to review collaboration opportunities while the planned manufacturing operation moving through final local approvals.

“We are excited to continue expanding our proven Nevada products into the limited license states of Ohio and Arkansas”, stated Michael Mills, CEO of Body and Mind. “Our team continues to produce sought after flower, extracts and edibles as we bring our deep experience and proven product portfolio from the Nevada market to our growing operations.”

Q3 Periodic Report and Earnings Update

The Company anticipates filing its Form 10-Q for the three and nine months ended April 30, 2022 on June 20, 2022 with a Q3 earnings call scheduled for 5:00 PM Eastern on June 21, 2022.

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Conference Call Details

Confirmation #: 30671046

Local: Toronto: 416-764-8659

North American Toll Free: 1-888-664-6392

Encore Replay

Encore Replay Local: (+1) 416 764 8677

Encore Replay North American Toll Free: (+1) 888 390 0541

Encore Replay Entry Code: 671046 #

Encore Replay Expiration Date: 06/28/2022

A copy of the news release is attached as Exhibit 99.1 hereto.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	News Release dated June 8, 2022.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: June 8, 2022	By:	/s/ Michael Mills
Michael Mills
President, CEO and Director

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